SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                            ________________

                                FORM 8-K
                            ________________


                             Current Report
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 28, 1994


                       ATLANTIC RICHFIELD COMPANY
        (Exact name of registrant as specified in its charter)


                                Delaware
              (State or other jurisdiction of incorporation)


           1-1196                                23-0371610
  (Commission File Number)                     (IRS Employer
                                             Identification No.)


515 South Flower Street, Los Angeles, California       90071
   (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (213) 486-3511


                           Not Applicable
  (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     Press Release, dated March 28, 1994, announcing the election of Mike R. Bowlin as ARCO's Chief Executive Officer, effective July 1, 1994, and Lodwrick M. Cook will remain as Chairman of the Board of Directors until his retirement in June 1995, as previously announced.


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                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATLANTIC RICHFIELD COMPANY

                                         /s/HOWARD L. EDWARDS
                                       ___________________________
                                         Howard L. Edwards
                                         Corporate Secretary


Dated:  March 28, 1994


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